Offerings - Offering: 1	Jul. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 13,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,795.30
Offering Note	Capitalized terms used below but not defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement, dated as of July 6, 2026 (the "Purchase Agreement"), by and among XWELL, Inc. (the "Company"), XpresSpa Holdings, LLC, XpresTest, Inc., and Express Wellness Group, LLC. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, the filing fee has been calculated on the basis of the maximum aggregate consideration payable pursuant to the Merger Agreement, which is $13,000,000.00, representing the Base Purchase Price. The filing fee equals $1,795.3, calculated at a rate of $138.10 per $1,000,000 of transaction value.